UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

CITIZENS FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41410	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 S Main St. Mansfield, Pennsylvania	16933
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 622-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	CZFS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on June 16, 2023 (the “Initial Form 8-K”), on June 16, 2023, pursuant to the Agreement and Plan of Merger, dated October 18, 2022 (the “Merger Agreement”), by and between Citizens Financial Services, Inc., a Pennsylvania corporation (the “Company” or “CZFS”), HV Bancorp, Inc. (“HVBC”), Huntingdon Valley Bank, HVBC’s subsidiary bank (“HVB”), First Citizens Community Bank, the Company’s subsidiary bank (“FCCB”), and CZFS Acquisition Company, LLC, FCCB’s direct shareholder, (i) HVBC merged with and into CZFS, with CZFS being the surviving entity, and (ii) HVB merged with and into FCCB, with FCCB being the surviving entity (the “Merger”). This Form 8-K/A amends the Initial Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of HVBC as of December 31, 2022 and 2021 and for each of the years ended December 31, 2022 and December 31, 2021 and the unaudited consolidated financial statements of HVBC for the three months ended March 31, 2023 and March 31, 2022, are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined consolidated financial statements of the Company for the year ended December 31, 2022 and for the three months ended March 31, 2023, giving effect to the Merger, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of S.R. Snodgrass, P.C.

99.1	Audited consolidated financial statements of HV Bancorp, Inc. as of December 31, 2022 and 2021 and for each of the years ended December 31, 2022 and December 31, 2021

99.2	Unaudited consolidated financial statements of HV Bancorp, Inc. for the three months ended March 31, 2023 and 2022

99.3	Unaudited pro forma condensed combined consolidated financial statements (and related notes) of Citizens Financial Services, Inc. for the year ended December 31, 2022 and the three months ended March 31, 2023

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.
August 31, 2023
	By:	/s/ Stephen J. Guillaume
Stephen J. Guillaume
Chief Financial Officer